OPERATIONAL HISTORY ADDENDUM TO
PRINCIPAL FINANCIAL GROUP DEFINED CONTRIBUTION PLAN DOCUMENTS

The following provisions apply for Plan Years during the transition period between the earliest effective date under the law changes, collectively referred to as GUST, and the date the Employer adopts the GUST restated plan.

Definition of Highly Compensated Employee

  For the Plan Years marked, the Employer made the top-paid group election.

                    [ ] 1997      [ ] 1998     [ ] 1999     [ ] 2000     [ ] 2001

  For the Plan Years marked, the Employer made the calendar year data election.

                    [ ] 1997      [ ] 1998     [ ] 1999     [ ] 2000     [ ] 2001

  For the Plan Year marked, the Employer made the calendar year election.

                    [ ] 1997

ADP/ACP Testing

  For the Plan Years marked, the Employer used the prior year testing method for the ADP/ACP test.

                    [ ] 1997      [X] 1998     [X] 1999     [X] 2000     [ ] 2001

  For the Plan Years marked, the Employer used the current year testing method for the ADP/ACP test.

                    [ ] 1997      [ ] 1998     [ ] 1999     [ ] 2000     [ ] 2001

Complete (c) and (d) below if this is a plan that was restated to a Principal Financial Group plan document after December 31, 1996 and the ADP and ACP tests used different testing methods.

  For the Plan Years marked, the Employer used the prior year testing method for the ADP test and the current year testing method for the ACP test.

                    [ ] 1997      [ ] 1998     [ ] 1999     [ ] 2000     [ ] 2001

  For the Plan Years marked, the Employer used the current year testing method for the ADP test and the prior year testing method for the ACP test.

                    [ ] 1997      [ ] 1998     [ ] 1999     [ ] 2000     [ ] 2001

  For the Plan Year marked, the Employer used 3% as the nonhighly compensated employees ADP.

                    [ ] 1997      [ ] 1998     [ ] 1999     [ ] 2000     [ ] 2001

  For the Plan year marked, the Employer used 3% as the nonhighly compensated employees ACP.

                    [ ] 1997      [ ] 1998     [ ] 1999     [ ] 2000     [ ] 2001

Distribution Requirements (Minimum Distributions)

  The plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the 2001 Proposed Regulations for distributions made on or after June 14, 2001, for calendar years beginning on or after January 1, 2001, unless otherwise specified below.

    [  ] These provisions will be applied for distributions made on or after ________________ for calendar years beginning on or after January 1, 2001. Such date shall be substituted for June 14, 2001, in the applicable provisions of the Plan.

    [  ] These provisions will be applied for all distributions made for calendar years beginning on or after January 1, 2001.

    [  ] These provisions will be applied for all distributions made for calendar years beginning on or after January 1, 2002. These provisions will not be applied for distributions made for the 2001 calendar year.

Compensation Definition (Qualified Transportation Fringe Benefits)

  Amounts excludible from the gross income of the Employee by reason of Code Section 132(f)(4) shall not be included in any definition of Compensation for years beginning before January 1, 2001, unless otherwise specified below.

    [  ] Such amounts shall be included for years beginning January 1, __________. (Must be 1998, 1999, or 2000.)

Eligible Rollover Distributions (Hardship Distributions)

  Hardship distributions made after December 31, 1998 are not Eligible Rollover Distributions, unless otherwise specified below.

    [  ] Hardship distributions made after December 31, 1999 are not Eligible Rollover Distributions.

    [  ] Hardship distributions made after____________________, ___________ are not Eligible rollover distributions. (Must be between January 1, 1999 and December 31, 1999)

401(k) Safe Harbor Provisions

  For the Plan Years marked, the plan operated as a 401(k) safe harbor plan.

                    [ ] 1999      [ ] 2000     [ ] 2001

  The 401(k) safe harbor provisions satisfied the ADP/ACP test safe harbors as specified in the plan document, unless otherwise specified below.

    [  ] The 401(k) safe harbor provisions satisfied the ADP/ACP test safe harbors for the 1999 Plan Year for

                      [ ] ADP/ACP      [ ] ADP only

    The 401(k) safe harbor provisions satisfied the ADP/ACP test safe harbors for the 2000 Plan Year for

                      [ ] ADP/ACP      [ ] ADP only

    The 401(k) safe harbor provisions satisfied the ADP/ACP test safe harbors for the 2000 Plan Year for

                      [ ] ADP/ACP      [ ] ADP only

  The ADP Test Safe Harbor was satisfied using the contributions specified in the plan document, unless otherwise specified below.

    [  ] For the 1999 Plan Year the ADP Test Safe Harbor was satisfied using

         [  ] Qualified matching contribution - basic formula.

         [  ] Qualified matching contributions - enhanced formula.

         [  ] Qualified nonelective contribution.

    [  ] For the 2000 Plan Year the ADP Test Safe Harbor was satisfied using

         [  ] Qualified matching contribution - basic formula.

         [  ] Qualified matching contributions - enhanced formula.

         [  ] Qualified nonelective contribution.

    [  ] For the 2001 Plan Year the ADP Test Safe Harbor was satisfied using

         [  ] Qualified matching contribution - basic formula.

         [  ] Qualified matching contributions - enhanced formula.

         [  ] Qualified nonelective contribution.

Complete these sections if the plan restated to a Principal Financial Group plan document after December 31, 1996 or this is an individually designed plan document.

Small Amounts (Involuntary Distributions.)

  The involuntary distribution cash out limit (small amounts limit) was $3,500 for Plan Years beginning before August 6, 1997 and was increased to $5,000 for Plan Years beginning on or after August 7, 1997, unless otherwise specified below.

    [  ] The involuntary distribution cash out limit was increased to $5,000 on
    _________________________________________________, __________ (The date the plan restated to a Principal Financial Group prototype or individually designed plan document with the above involuntary distribution cash out limit or an earlier date, if applicable.)

    Prior to _____________________________________, _____________ the involuntary distribution cash out limit was [  ] not included in the plan document [  ] $_____________

  NOTE: (3) and (4) are only available on an individually designed plan document.

    [X] The involuntary distribution cash out limit is as stated in the plan document.

    [  ] The involuntary distribution cash out limit is not included in the plan document.

Repeal of Family Aggregation

  For the Plan Years marked, the Employer applied the family aggregation rules for determining the amount of contributions made for or allocated to a member.

                    [ ] 1997      [ ] 1998     [ ] 1999     [ ] 2000     [ ] 2001